UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                               July 19, 2004
______________________________________________________________________________
                     (Date of earliest event reported)


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


       Maryland                      000-29949                   31-1686242
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


6100 West Chester Road, West Chester, Ohio                          45069
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                              (513) 870-3530
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On July 19, 2004, Grant Thornton LLP resigned as the independent public accountants for Peoples Community Bancorp, Inc. (the "Company") due to independence issues associated with the Company's employment of a former employee of Grant Thornton LLP.

     Grant Thornton LLP performed audits of the Company's consolidated financial statements for the years ended September 30, 2003 and 2002. Grant Thornton LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended September 30, 2003, and from September 30, 2003 through the effective date of Grant Thornton LLP's resignation, there have been no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Grant Thornton LLP to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in
Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two years ended September 30, 2003, or through the effective date of Grant Thornton LLP's resignation.

     During the two years ended September 30, 2003, and from September 30, 2003 until the effective date of their resignation, Grant Thornton LLP did not advise the Company of any of the following matters:

          1. That the internal controls necessary for the Company to develop reliable financial statements did not exist;

          2. That information had come to Grant Thornton LLP's attention that had led it to no longer be able to rely on management's representations or that had made it unwilling to be associated with the financial statements prepared by management;

          3. That there was a need to expand significantly the scope of the audit of the Company or that information had come to Grant Thornton LLP's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Company's financial statements and that, due

                                    2

               to its resignation, Grant Thornton LLP did not so expand the scope of its audit or conduct such further investigation; and

          4. That information had come to Grant Thornton LLP's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or that, due to its resignation, there were no such unresolved issues as of the date of its resignation.

     The Company requested that Grant Thornton LLP furnish it with a letter addressed to the SEC stating whether or not Grant Thornton LLP agreed with the statements made by the Company set forth above, and if not, stating the respects in which Grant Thornton LLP did not agree. The Company provided Grant Thornton LLP with a copy of the foregoing disclosures. Grant Thornton LLP has furnished a letter addressed to the SEC dated July 21, 2004, stating that it agrees with the above statements, a copy of which is attached hereto as Exhibit 16.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               16             Letter of Grant Thornton LLP











                                    3

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PEOPLES COMMUNITY BANCORP, INC.



Date: July 23, 2004      By: /s/ Jerry D. Williams
                             -------------------------------------
                             Jerry D. Williams
                             President and Chief Executive Officer